Business Update and Product Strategy September 15, 2005 IAA 2005 Automotive Conference R Exhibit 99.1

Bob Rossiter Chairman and CEO

Outline of Presentation Bob Rossiter, Chairman and CEO Business and Financial Update Overview of Product Strategy Dave Wajsgras, Executive Vice President and CFO Interior Products Strategy Jim Vandenberghe, Vice Chairman Industry Trends Seating Systems Strategy Electrical / Electronics Systems Strategy Summary

Business and Financial Update Implementing global restructuring plan -- overall restructuring framework unchanged Working with customers and suppliers to achieve a balanced pricing model Evaluating strategic options for interiors business, including potential joint venture partnerships Despite near-term industry challenges, we remain committed to maintaining a strong and flexible financial position

$250M* total - global in nature Targeting 5% - 7% reduction in worldwide headcount Actions to impact more than 20 manufacturing facilities Payback expected in 2-3 years Restructuring Implementation** * Actual restructuring costs will be dependent on various factors, including the timing of certain actions, and may vary from current estimates. ** Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Accelerate move to low-cost countries Streamline organization structure Align with customer shift Eliminate excess capacity Consolidation of interiors plants Action Plan Strategy

Working to Address Supply Chain Issues Continued distress within tier II and tier III supply base Raw materials remain at high levels with signs of potential increases. . . Hurricane Katrina impact? Leveraging best-in-class purchasing practices Affordable cost structure Cost Technology Optimization process Accelerating move to low-cost countries Leveraging Best-In-Class Purchasing Practices And Working With Customers And Suppliers To Achieve A Balanced Pricing Model

Profile of Product Groups Seating Electrical / Electronics Interior Products

Lear to Remain Focused on Growing Seating and Electrical/Electronics Systems Ample opportunity to create shareholder value within automotive industry Non-traditional Big Three* customer mix now about 50% of total and growing steadily New product opportunities in Seating and Electrical / Electronics Systems Regional diversification into Asia * Excludes affiliates of GM (other than Opel), Ford and DaimlerChrysler.

Status of Interior Product Group Establishing a "stand-alone" unit within Lear Corporation, reporting to the CFO Will interface with customers, suppliers and labor directly and independently Evaluating all strategic options while implementing restructuring actions to improve capacity utilization and overall competitiveness Finding an optimal solution is complex This Segment Of The Industry Is In Distress And Requires An Improved Business Model

Near-Term Business Assessment* Industry conditions remain challenging Implementation of global restructuring continues Streamlined organization now in place Actively addressing supply chain challenges Opportunities for profitable growth in Seating and Electrical / Electronics Systems Evaluating a new business model for Interior Products * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Dave Wajsgras Executive Vice President and CFO

Status of Interior Products Market Business characteristics Industry overcapacity High raw material costs Insufficient pricing Unacceptable financial performance Financial returns have continued to decline Several key players are in bankruptcy or a loss position OEMs now retaining total integrator responsibilities This Segment Is Distressed And Requires An Improved Business Model

Flooring & Acoustics Door & Trim Systems Overhead Systems Instrument Panels / Cockpits Interior Products

Estimated Global Interior Products Market Door Panels Headliners Floor & Acoustic Instrument Panels Other Cockpits 0.24 0.07 0.19 0.24 0.26 0.65 Total Global Interior Products Market Is About $30 Billion; Cockpit Assembly Adds $45 Billion Flooring & Acoustics Instrument Panels Other Trim Overhead Systems North America Europe ROW 0.3 0.33 0.37 North America ROW Europe Door Panels Source: Lear Market Research 2004

Interiors Business Description Lear's Interior Systems Division is headquartered in Dearborn, MI Built significantly from acquisitions Facilities: 44 manufacturing facilities in the US, Canada, Mexico, Eastern and Western Europe Employees: ~19,000 Hourly ~16,000; Salaried ~3,000 Global sales of about $3 billion

N.A. Europe East 0.7 0.3 Interiors Business - 2004 Sales Breakdown Ford GM DCX Other Asian OEM East 0.345 0.292 0.168 0.144 0.051 Customer Ford 35% Other 14% GM 29% Asian OEM 5% DCX 17% Door Flooring & Acoustics IP Over BM East 1472 700 551 537 78 Segment Door & Trim 44% IP / Cockpits 17% Overhead Systems 16% Region North America 70% Europe 30% Blow Molding 2% Flooring & Acoustics 21%

Interiors Business - Key Financials Financial Returns Continue To Be Under Pressure * Please see slide titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

2004 2005 2006 2007 2008 East 750 1550 1350 900 500 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2004 2005 2006 2007 East 750 425 600 225 West 30.6 38.6 31.6 North 45.9 46.9 43.9 Interior Products Sales Backlog* Backlog Subject To Change Reflecting Outcome Of Strategy For Interior Products Big Three represent about 85% About 90% of the interior products backlog is in North America Instrument panels/cockpits represent about 60% Sales Backlog (in millions) $425 $600 $225 * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Near-Term Plan* Expand and accelerate operational restructuring Improve or re-source low return programs / components Eliminate excess and inefficient manufacturing capacity Explore and pursue various strategic options Global, regional and product line alternatives Financial partners - co-invest in improvement plan / value enhancement Joint venture relationships / consolidation strategy - operational synergies; achieve greater economies of scale * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Characteristics of Lear's Product Groups Seating & Electrical Distribution Systems integration / program management Assembly / labor-intensive manufacturing Engineered component sourcing / procurement Just-in-time or sequential delivery Interior Products Component orientation Capital intensive High raw material content Batch processing

Jim Vandenberghe Vice Chairman

Industry Trends Consumers demanding more interior features Automakers focused on world-class interiors and "Perceptual Quality" Emphasis on the interior in automotive advertising Seating and electronic features are a priority to customers and central to the vehicle interior

Comfortable seats Automatic transmission Good visibility In-dash CD changer or satellite radio Steering wheel-mounted stereo controls Controlled noise, vibration and handling Good fuel economy Well-designed cup holders and ample storage Two power points and a hands-free voice-activated phone system Reasonably compact external size Top 10 Vehicle Features for Commuters Source: Edmunds.com Lear Offers Solutions To Six Of Edmunds.Com's Top Ten Features For Commuters

Power 8-way driver's seat Side impact airbags (all rows) RKE with remote start Leather seats In-dash 6-disc CD player Control cluster (flip pack) Fold-flat 2nd row seats Traction control Sunroof/moonroof Overhead console with map lights, sunglass and garage door opener storage, storage bin and driver information center Top 10 Features for Mid-Size SUV Customers Lear's Consumer Research Confirms High Demand For Seating And Electronics Features Source: Lear Internal Study 2004

The following features were selected at roughly the same rates in the ideal and price-constrained scenarios: Premium sound system Tire pressure monitor Integrated cell phone Cargo organizer Navigation system (audible directions only) Driver and front passenger seat memory Front passenger fold-flat seat Price-Resistant Features Even Adjusting Selection For Price Sensitivity, Consumers Are Still Interested In Added Seating And Electronic Features Source: Lear Internal Study 2004

Priority Emphasis on the Interior "(In the) Interior is where you spend all of your time. It makes total sense to me to want to get it right." J Mays, Ford "Interiors are an area of huge focus for General Motors." Bob Lutz, GM "For us, the interior has always been a priority of design." Helmut Panke, BMW

Interior Advertising Focuses on Lear Products BMW 3 - Series Electronics VW Multivan Reconfigurable Seating Volvo XC90 Flexible Seating

Seating Systems Market Overview Lear JCI Magna Other Cockpits 0.42 0.41 0.08 0.09 0.65 Lear JCI Faurecia Other 0.27 0.29 0.21 0.21 Lear - 27% Others - 9% Lear - 42% Magna - 8% JCI - 41% JCI - 29% North America Market Europe Market Faurecia - 23% Others - 21% $15 billion $14 billion Total Global Seating Market Including Asia / ROW About $40 Billion Source: Lear Market Research 2004

Seating Systems Strategy* Strong growth in Asia New backlog growth in 2005 Targeted programs with GM, VW/Audi, Proton and Tata Selective vertical integration (foam, mechanisms and trim) Global growth opportunities with new products that provide flexible seating configurations Leverage reputation as the highest quality seat manufacturer supplying multiple automakers Opportunity For Global Growth, With Emphasis On Asia And With Asian Automakers * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Seating Systems Strategy - New Technology World leader in high performance seating systems in premium vehicles Porsche, GM, Ford, Mercedes, BMW, Ferrari, Jaguar Supports fuel economy initiatives Leverage common architecture strategy Protec Plus provides passenger support during collisions Introduce greater seating flexibility options Thin profile flexible bolster seating and stadium slide seating system provide product necessary for the growing cross-over vehicle segment Capitalize On New Technology And Product Advantages

Lear Flexible Seat Architecture Modular system that can be packaged in several vehicle environments through the utilization of power and common components Currently on over a dozen programs, totaling nearly 3.5 million vehicles Benefits Reduced development timing, costs and capital Enhanced comfort and safety features Increased quality and craftsmanship

Second generation self-aligning head restraint Significantly reduced forces and movements in the neck Improved comfort by exceeding regulatory requirements Potential for improved rear and lateral vision ProTec Plus Provides early and sustained support to the occupant's head in a rear impact collision, relative to the first generation restraint

Provides rear-seat occupant with back and cushion bolster support Thin-folding seat delivers excellent interior storage space when folded As stylish and comfortable as the driver's seat Single-handed operation Thin Profile Flexible Bolster Seating

Provides one-handed easy entry feature for ingress/egress to 3rd row seat Seat back reclines and folds flat Locks into stadium position Single-handed operation Stadium Slide Seat System

Electrical Distribution Market Overview Lear delphi Yazaki Other Cockpits 0.13 0.37 0.31 0.19 0.65 Lear Delphi Valeo Other 0.15 0.35 0.35 0.15 Lear - 15% Others - 19% Lear - 13% Yazaki - 31% Delphi - 37% Delphi - 35% North America Market Europe Market Valeo - 15% Others - 35% $7 billion $5 billion Total Global EDS Market Including Asia / ROW About $20 Billion Source: Lear Market Research 2004

Key Global Electronics Segments Audio Instrument Clusters Switches Body Electronics Safety Infotainment Other 0.37 0.17 0.16 0.14 0.13 0.09 0.03 Total North American And European Market Is About $17 Billion And Growing Instrument Clusters Audio / Infotainment Switches Body Electronics Safety Other Source: Lear Market Research 2004

TV Receivers Sound Systems Lighting Power System Body Controller 23 way Pinheader Seating System Terminals & Connectors for Wire Harness Pre Safe Box with Power Fuse Advanced Front Lighting System Jumper Start Putting it all together . . .

Electrical/Electronics Systems Strategy New programs with Toyota, Hyundai, Nissan and Honda Electronics capability added in Asia Capitalize on growing consumer demand for increased electronic features and content Continue organic growth in smart junction boxes, RF technology, audio/infotainment Vertical integration value enhancement opportunities with expansion of internal T&C capability Opportunity For Global Growth, With Emphasis On Asia And With Asian Automakers

Electrical/Electronics Systems Strategy - New Technology New convenience and safety features drive added content to electrical system architecture Increased circuit count Smart Junction Box electronics New wireless products IntelliTireTM pressure monitoring system Universal Garage Door Opener Two-way remote keyless entry system Capitalize On New Technology And Product Advantages

Tire Pressure Monitoring System (IntelliTireTM) Alerts the driver to changes in tire pressure or temperature High volume product Basic TPMS functionality is U.S. government-mandated Base system meets regulations / premium system has more advanced features

Universal Garage Door Opener Wireless control system that contains an integrated transmitter that can be programmed to activate radio frequency devices, such as garage doors, entry door locks and home/office lighting Consumers indicate high level of interest in car-to-home technology Works with both rolling and fixed code openers Best-in-class technology

Car2UTM Two-Way Remote Keyless Entry System Wireless control system with an integrated transmitter/receiver that can control and display the status of the vehicle, such as engine, lock/unlock, trunk, A/C, cabin temperature and more Ability to download vehicle status (security, climate) instantly Reliable private feedback Confirmation of desired function execution Programmable features

Electrical/Electronics Systems Strategic Paths For Growth Product - Technology Transfer, Innovation Present Sales Lear Target New Customers New Products New Customers Same Products Vertical Integration

Summary* Retain Core Values Re-Focus Our Plan Emphasis on Execution Quality first Continued customer service LBO mentality/lean and accountable Focus on seating and electrical / electronics Improve or exit non-competitive businesses Selective vertical integration in tier II and tier III (with product or process innovation advantage) Discipline in pricing new program awards Operational excellence Optimal global production and sourcing footprint Lean manufacturing Global supply chain excellence Flawless launch management Flexible labor contracts * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Q & A Session

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding "income (loss) before interest, other expense and income taxes" (core operating earnings), a non-GAAP financial measure. Management believes that income (loss) before interest, other expense and income taxes is a useful measure in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Further, management uses income (loss) before interest, other expense and income taxes for planning and forecasting in future periods. Income (loss) before interest, other expense and income taxes should be not considered in isolation or as a substitute for net income or other income statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. Also, this non-GAAP financial measure, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth below is the reconciliation of income (loss) before interest, other expense and income taxes for the interiors business to income (loss) before income taxes: Use of Non-GAAP Financial Information

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the costs, timing and execution program launches, the costs and timing of facility closures, business realignment or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers, raw material cost and availability, the Company's ability to mitigate the significant impact of recent increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in free cash flow, the finalization of the Company's restructuring plan, potential impairment or other charges related to the implementation of the Company's business strategy or adverse industry conditions and other risks described from time to time in the Company's Securities and Exchange Commission filings. This presentation also contains information on the Company's sales backlog. The Company's incremental sales backlog reflects: anticipated net sales from awarded new programs, less net sales from phased-out and cancelled programs. The calculation of backlog does not reflect customer price reductions on existing or newly-awarded programs. The three-year backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of program launches. The forward-looking statements in this presentation, including the Company's financial outlook, are made as of the date hereof, and the Company does not assume any obligation to update them to reflect events, new information or circumstances occurring after the date hereof. Forward-Looking Statements